UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICON	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Iconix Brand Group, Inc., Delaware corporation (the “Company”), previously announced that it entered into an Agreement and Plan of Merger, dated as of June 11, 2021, with Iconix Acquisition LLC (“Parent”) and Iconix Merger Sub Inc. (“Merger Sub”), which provides for among other things and subject to the terms and conditions therein, a merger of Merger Sub with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

In connection with the Merger, on July 16, 2021, the Company announced that it has caused to be delivered a notice of full conditional redemption to the holders  of its outstanding 5.75% convertible senior notes due 2023 (the “Notes”) under that certain Indenture, dated as of February 22, 2018, by and among the Company, the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee and as collateral agent, as supplemented by that First Supplemental Indenture dated as of July 2, 2021 (as the same may be further amended, restated, supplemented or otherwise modified from time to time the “Indenture”).

The Redemption Notice calls for the redemption of the aggregate principal amount outstanding of the Notes on August 16, 2021, and is conditioned on the conversion or contribution to the Company of the outstanding principal amount of Notes beneficially owned by Parent and the consummation of the Merger. The redemption price for the Notes is 100% of the principal amount redeemed, which amount is equal to $1,000 per $1,000 principal amount, plus accrued and unpaid interest to the redemption date, in accordance with the provisions of the Indenture.

On July 16, 2021, the Company also announced that it has notified the holders of the Notes that a Fundamental Change (as defined in the Indenture) is anticipated to occur upon the consummation of the Merger. The anticipated date of the Fundamental Change is August 3, 2021, and the proposed Fundamental Change Repurchase Date (as defined in the Indenture) is September 16, 2021. Accordingly, the deadline by which holders of Notes may elect the repurchase option pursuant the Section 3.01 of the Indenture is expected to be 5:00 p.m., New York City time, on September 15, 2021. The Fundamental Change Repurchase Price (as defined in the Indenture) is $1,000 for each $1,000 principal amount of Notes, plus accrued and unpaid interest up to the repurchase date.  The Fundamental Change Make-Whole Amount (as defined in the Indenture) is not applicable.

The Company has also issued a press release announcing the delivery of the Redemption Notice and the notice of the anticipated Fundamental Change under the Indenture. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated into this report by reference.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties, including statements regarding the Merger, including the expected timing of the closing of the Merger and considerations taken into account by our Board of Directors in approving the Merger. These forward-looking statements involve risks and uncertainties, many of which are outside management’s control. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the risk that the conditions to the closing of the Merger are not satisfied, including the risk that a sufficient number of the Company’s stockholders do not participate in the tender offer with respect to the Merger; the risk that the merger agreement with respect to the Merger may be terminated in circumstances that require the Company to pay a termination fee of $1,824,000 and expense reimbursement of $10,000,000; the status or outcome of any litigation relating to the Merger; the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger (and any conditions, limitations or restrictions placed on these approvals); the failure of Merger Sub to consummate the necessary financing arrangements; risks that the tender offer and related transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties; uncertainties as to the timing of the consummation of the Merger and the ability of each party to consummate the Merger; and the risks described in the filings that we make with the SEC from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the SEC on March 31, 2021, and which should be read in conjunction with our financial results and forward-looking statements. Our filings with the SEC are available on the SEC filings section of the Investor Relations page of our website at http://iconixbrand.com.

All forward-looking statements in this communication are based on information available to us as of the date of this communication, and we do not assume any obligation to, and expressly disclaim any obligation to, update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. You should not place undue reliance on such forward-looking statements, which speak only as of the date hereof. In particular, there can be no assurance that the Merger will be completed as contemplated or at all.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

99.1	Press release of Iconix Brand Group, Inc., dated July 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2021	ICONIX BRAND GROUP, INC.

	By:	/s/ John McClain
Name: John McClain
Title: Chief Financial Officer